UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2021

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001	PHIO	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2021, Phio Pharmaceuticals Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, each as described in the Company’s Definitive Proxy Statement, filed on Schedule 14A on April 30, 2021 (the “Proxy Statement”): (i) election of seven directors to serve until the Company’s 2022 Annual Meeting of Stockholders; and (ii) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The Company had 13,534,389 shares of common stock issued and outstanding at the close of business on April 16, 2021, the record date for eligibility to vote at the Annual Meeting, and there were present (in person or represented by valid proxy) a total of 6,193,958 shares of common stock. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved, and all director nominees were elected.

At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Robert J. Bitterman	1,428,183	252,711	4,513,064
Geert Cauwenbergh, Dr. Med. Sc.	1,427,701	253,193	4,513,064
Gerrit Dispersyn, Dr. Med. Sc.	1,628,826	52,068	4,513,064
H. Paul Dorman	1,428,139	252,755	4,513,064
Robert L. Ferrara	1,433,012	247,882	4,513,064
Jonathan E. Freeman, Ph.D.	1,432,633	248,261	4,513,064
Curtis A. Lockshin, Ph.D.	1,431,085	249,809	4,513,064

Proposal 2: Ratification of Auditors

For	Against	Abstain
6,129,722	54,885	9,351

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021

PHIO PHARMACEUTICALS CORP.

By:	/s/ Gerrit Dispersyn
Gerrit Dispersyn President and Chief Executive Officer

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